Exhibit 99.2

Strategic Hotels and Resorts

Supplemental Financial Information

December 31, 2005

Strategic Hotels and Resorts

Supplemental Financial Information

December 31, 2005

TABLE OF CONTENTS

PAGE
CORPORATE INFORMATION
The Company	3
Board of Directors	4
Officers	5
Equity Research Coverage	6

FINANCIAL HIGHLIGHTS
Supplemental Financial Data	7
Consolidated Statements of Operations	8
Consolidated Balance Sheets	9
REIT Hotel Statements of Operations	10-11
Discontinued Operations	12
Non-GAAP Financial Measures	13
Reconciliation of Net Income (Loss) Available to Common Shareholders to EBITDA, Adjusted EBITDA and Comparable EBITDA	14
Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations (FFO), FFO - Fully Converted and Comparable FFO	15
Debt Summary	16

PORTFOLIO DATA
Portfolio at December 31, 2005	17
Seasonality by Geographic Region	18
Operating Statistics by Geographic Region	19-20
Selected Financial and Operating Information by Property	21-25
Reconciliation of Property EBITDA to EBITDA	26

Supplemental Financial Information

December 31, 2005

CORPORATE INFORMATION

The Company

Strategic Hotel Capital, Inc. does business as Strategic Hotels and Resorts and is an industry-leading owner and asset manager of high-end hotels and resorts. We own a quality portfolio of upper upscale and luxury hotels and resorts in desirable North American and European locations. Our portfolio is made up of 16 properties totaling 7,585 rooms. We own unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.

Our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which will provide attractive returns for our shareholders.

Strategic Hotel Capital, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol SLH.

Fiscal Year End:

December 31

Number of Full-Time Employees:

42

Corporate Headquarters:

77 West Wacker Drive, Suite 4600

Chicago, IL 60601

(312) 658-5000

Company Contact:	At Financial Relations Board:

James Mead	Leslie Loyet
Chief Financial Officer	Financial Relations Board
(312) 658-5000	(312) 640-6672

Supplemental Financial Information

December 31, 2005

Board of Directors

John C. Deterding

Chairman of the Board and Chairman of the Corporate Governance and Nominating Committee

Laurence S. Geller

Director, President and Chief Executive Officer

Robert P. Bowen

Director and Chairman of the Audit Committee

Michael Brennan

Director

Richard L. Fisher

Director

Thomas A. Hassard

Director

Robert J. Watson

Director and Chairman of the Compensation Committee

Supplemental Financial Information

December 31, 2005

Officers

Laurence S. Geller

President and Chief Executive Officer

James E. Mead

Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Richard J. Moreau

Executive Vice President — Asset Management

Jayson C. Cyr

Senior Vice President - Administration

Robert T. McAllister

Senior Vice President — Tax

Stephen K. Miller

Senior Vice President - Acquisitions and Development

Patricia A. Needham

Senior Vice President

John Kenneth Tyler Barrett

Vice President — Asset Management

David R. Hogan

Vice President — Asset Management

Monte J. Huber

Vice President, Controller, and Treasurer (Principal Accounting Officer)

Paula C. Maggio

Vice President, Secretary and General Counsel

Janice J. Peterson

Vice President — Human Capital

Timothy J. Taylor

Vice President — Capital Projects

Paul T. White

Vice President — Asset Management

Supplemental Financial Information

December 31, 2005

Equity Research Coverage

Firm	Analyst	Telephone
Banc of America Securities, LLC	J. Cogan	(415) 627-2501

Deutsche Bank North America	Marc Falcone	(212) 250-7417

Goldman, Sachs & Co.	Steven Kent	(212) 902-6752

Green Street Advisors, Inc.	John Arabia	(949) 640-8780

Raymond James & Associates	William Crow	(727) 567-2594

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262

JMP Securities	Will Marks	(415) 835-8944

Strategic Hotels and Resorts is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels and Resort’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels and Resorts or its management. Strategic Hotels and Resorts does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information

December 31, 2005

FINANCIAL HIGHLIGHTS

Supplemental Financial Data

(in thousands, except per share information)

December 31, 2005
Capitalization
Common shares outstanding	43,878
Operating partnership units outstanding	8,366
Restricted stock units outstanding	522

Combined shares and units outstanding	52,766
Common stock price at end of period	$20.58

Common equity capitalization	$1,085,924
Preferred equity capitalization	100,000
Consolidated debt	659,380
Pro rata share of unconsolidated debt	28,854
Pro rata share of consolidated debt allocated to InterContinental Hotels Group (IHG)	(30,300)
Cash and cash equivalents	(65,017)

Total enterprise value	$1,778,841

Dividends Per Share
Common dividends declared (holders of record on each of March 31, June 30, September 30 and December 31, 2005):	$0.22

Preferred dividends declared (holders of record on June 15, 2005)	$0.62565

Preferred dividends declared (holders of record on each of September 20 and December 20, 2005)	$0.53125

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2005	2004	2005	2004
Revenues:
Rooms	$68,628	$48,705	$257,628	$248,371
Food and beverage	49,940	32,563	164,838	138,480
Other hotel operating revenue	15,263	13,715	53,492	49,827

	133,831	94,983	475,958	436,678
Lease revenue	3,294	3,314	16,787	24,233

Total revenues	137,125	98,297	492,745	460,911

Operating Costs and Expenses:
Rooms	17,862	11,433	62,730	62,772
Food and beverage	34,511	24,196	116,493	106,131
Other departmental expenses	40,069	29,180	136,559	125,803
Management fees	3,398	3,837	15,033	16,351
Other property level expenses	7,730	5,638	29,089	27,722
Lease expense	3,210	3,257	13,178	6,446
Depreciation and amortization	13,568	9,591	49,824	57,275
Corporate expenses	6,237	4,352	21,023	28,845

Total operating costs and expenses	126,585	91,484	443,929	431,345

Operating income	10,540	6,813	48,816	29,566

Interest expense	(8,611)	(7,084)	(36,142)	(62,191)
Interest income	991	252	2,117	1,255
(Loss) gain on early extinguishment of debt	(7,572)	29	(7,572)	(20,874)
Other income, net	1,698	1,233	8,359	549

(Loss) income before income taxes, minority interests and discontinued operations	(2,954)	1,243	15,578	(51,695)
Income tax benefit (expense)	1,064	(1,628)	(1,298)	(2,388)
Minority interests	301	83	(3,508)	1,993

(Loss) income from continuing operations	(1,589)	(302)	10,772	(52,090)
Income (loss) from discontinued operations	17,720	(9,116)	19,488	65,423

Net income (loss)	16,131	(9,418)	30,260	13,333
Preferred shareholder dividend	(2,125)	—	(6,753)	—

Net income (loss) available to common shareholders	$14,006	$(9,418)	$23,507	$13,333

Basic Income (Loss) Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.08)	$(0.01)	$0.11	$(2.14)
Income (loss) from discontinued operations per share	0.40	(0.30)	0.55	2.69

Net income (loss) available to common shareholders per share	$0.32	$(0.31)	$0.66	$0.55

Basic weighted-average common shares outstanding	44,086	30,204	35,376	24,390

Diluted Income (Loss) Per Share:
(Loss) income from continuing operations available to common shareholders per share	$(0.08)	$(0.08)	$0.11	$(2.14)
Income (loss) from discontinued operations per share	0.40	(0.23)	0.55	2.69

Net income (loss) available to common shareholders per share	$0.32	$(0.31)	$0.66	$0.55

Diluted weighted-average common shares outstanding	44,086	39,753	35,577	24,390

Supplemental Financial Information

December 31, 2005 and 2004

Consolidated Balance Sheets

(in thousands, except share data)

	Years Ended December 31,
	2005	2004
Assets
Property and equipment	$1,300,250	$952,717
Less accumulated depreciation	(217,695)	(222,150)

Net property and equipment	1,082,555	730,567

Goodwill	66,656	66,438
Intangible assets (net of accumulated amortization of $1,340 and $87, respectively)	2,129	1,613
Investment in hotel joint venture	12,886	12,060
Cash and cash equivalents	65,017	40,071
Restricted cash and cash equivalents	32,115	26,979
Accounts receivable (net of allowance for doubtful accounts of $427 and $361, respectively)	31,286	21,056
Deferred financing costs (net of accumulated amortization of $969 and $1,420, respectively)	7,544	11,178
Other assets	122,334	80,388
Insurance recoveries receivable	25,588	—

Total assets	$1,448,110	$990,350

Liabilities and Owners’ Equity
Liabilities:
Mortgages and other debt payable	$633,380	$489,140
Bank credit facility	26,000	54,000
Accounts payable and accrued expenses	90,486	58,946
Distributions payable	11,531	8,709
Deferred fees on management contracts	—	2,333
Deferred gain on sale of hotels	99,970	119,616

Total liabilities	861,367	732,744
Minority interests in SHCI’s operating partnership	76,030	61,053
Minority interests in consolidated hotel joint ventures	11,616	—

Owners’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares ($0.01 par value; 4,000,000 shares issued and outstanding; liquidation preference $25.00 per share)	97,553	—
Common shares ($ 0.01 par value; 150,000,000 common shares authorized; 43,878,273 and 30,035,701 common shares issued and outstanding, respectively)	439	300
Additional paid-in capital	688,250	483,691
Deferred compensation	(1,916)	(1,731)
Accumulated deficit	(241,613)	(271,873)
Accumulated distributions to shareholders	(53,142)	(13,447)
Accumulated other comprehensive income (loss)	9,526	(387)

Total owners’ equity	499,097	196,553

Total liabilities and owners’ equity	$1,448,110	$990,350

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

REIT Hotel Statements of Operations (a)

(in thousands, except per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2005	2004	2005	2004
REIT Hotel Revenues:
Rooms	$68,628	$48,705	$257,628	$170,300
Food and beverage	49,940	32,563	164,838	102,633
Other hotel operating revenue	15,263	13,715	53,492	41,135

	133,831	94,983	475,958	314,068
Lease revenue (b)	3,294	3,314	16,787	20,698

REIT hotel revenues	137,125	98,297	492,745	334,766

REIT Hotel Expenses:
Rooms	17,862	11,433	62,730	38,859
Food and beverage	34,511	24,196	116,493	76,266
Other departmental expenses	40,069	29,180	136,559	94,512
Management fees	3,398	3,837	15,033	13,431
Other property level expenses	7,730	5,638	29,089	17,953
Lease expense	3,210	3,257	13,178	6,446

REIT hotel expenses	106,780	77,541	373,082	247,467

REIT Hotel Adjusted Operating Income	30,345	20,756	119,663	87,299

Interest expense, net	(7,620)	(6,832)	(34,025)	(38,698)
(Loss) gain on early extinguishment of debt	(7,572)	29	(7,572)	(8,211)
Other income, net (c)	448	(17)	3,359	(1,951)

Income before income taxes and minority interests	15,601	13,936	81,425	38,439

Income tax benefit (expense)	1,064	(1,628)	(1,298)	(2,388)
Minority interests (d)	301	83	(3,508)	1,993

REIT Hotel Income	16,966	12,391	76,619	38,044

REIT depreciation and amortization	(13,568)	(9,591)	(49,824)	(37,590)
Corporate expenses	(6,237)	(4,352)	(21,023)	(28,845)
Asset management fees related to distributed assets (e)	1,250	1,250	5,000	2,500
Non-REIT hotel results, net	—	—	—	(26,199)
Income (loss) from discontinued operations	17,720	(9,116)	19,488	65,423

Net Income (Loss)	$16,131	$(9,418)	$30,260	$13,333

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

(a) REIT hotel operating data above excludes the results of operations of the distributed assets that are required to be included in GAAP financial statement presentations prior to the date of the IPO because we are deemed to have continuing involvement as a result of our agreement to asset manage those assets. In addition, REIT hotel operating data above also excludes the results of operations of hotels sold. As a result, we have presented only REIT hotel operating results and a reconciliation of REIT hotel income to net income (loss), the most directly comparable GAAP measure.

REIT hotel operating results are presented because we believe that it most fairly represents comparable period-to-period performance of our hotels and facilitates comparisons with other hotel REITs and hotel owners. Because of the elimination of the non-REIT hotel operations, the REIT hotel operating results do not represent our total revenues, expenses or operating profit in accordance with GAAP. These results should be considered in combination with our GAAP financial statements by investors when evaluating our performance.

(b) Until March 1, 2004, the Hamburg Marriott was accounted for under the equity method. After March 1, 2004 when we acquired our joint venture partner’s 65% leasehold interest in the property, we record lease revenue for the Hamburg Marriott. Lease revenue for the year ended December 31, 2004 includes revenues from the Hyatt Regency New Orleans until June 29, 2004 when we converted the Hyatt Regency New Orleans lease to a management agreement. Prior to June 29, 2004, the Paris Marriott Champs Elysees was accounted for as a finance obligation and we consolidated its results because of a continuing involvement in supporting the financing of the property through a collateralized guarantee. On June 29, 2004, we recorded a sale and leaseback related to the Paris Marriott Champs Elysees. Subsequent to June 29, 2004, we earn only lease revenue from the Hamburg Marriott and the Paris Marriott Champs Elysees.

(c) Other income, net includes our equity in earnings or losses of our investment in the Prague hotel joint venture for the three months and years ended December 31, 2005 and 2004 as well as earnings or losses from our investment in the Hamburg Marriott hotel joint venture are included in the year ended December 31, 2004 until the acquisition of our joint venture partner’s interest in the property on March 1, 2004.

(d) There are two components to our minority interests. First, we reflect minority interests related to the InterContinental Chicago and Miami hotels on the balance sheet for the 15% portion of the properties consolidated by us, but not owned by us. The $11,616,000 minority interest balance was established based on the historical book value of the assets at the time of the transaction. The earnings or losses from these properties attributable to minority interests are normally reflected as minority interests in the statements of operations; however, based on the partnership agreements with IHG, we receive a preferred return of all the net cash flow (as defined in the agreements) at the properties through December 31, 2005, up to a certain threshold. The threshold was not exceeded in 2005; therefore no earnings or losses from these properties have been reflected as adjustments to minority interests. Second, minority interest in SHC Funding on the consolidated balance sheets is calculated by dividing the number of units held by the minority interests by the sum of SHCI’s units and the units held by the minority interests, all calculated based on the units outstanding at the end of the period. Net income (loss) is allocated to minority interests in SHC Funding based on their weighted average ownership percentages during the period. The ownership percentage is calculated by dividing the number of units held by the minority interests by the sum of SHCI’s units and the units held by the minority interests, all calculated based on the weighted average days outstanding.

(e) We have an asset management agreement with SHC LLC, under which we manage the day-to-day business of SHC LLC for an initial annual fee of $5,000,000, payable monthly in arrears. The term of the agreement is for five years, commenced on June 29, 2004 and will renew unless prior written notice is given. In addition, SHC LLC has the right to terminate the agreement if certain events occur. SHC LLC recently sold three properties in 2005 and one property in 2006. As a result of the disposition of these properties, the asset management fee was reduced by approximately $2.2 million annually.

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

Discontinued Operations

The results of operations of hotels sold have been classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. On February 6, 2004, we sold a hotel located in Washington, D.C. that was held for sale as of December 31, 2003. Net sales proceeds aggregating $156,354,000 exceeded the property’s carrying value (including goodwill of $8,804,000) by $75,982,000. On October 7, 2005, we sold a hotel located in Chicago, Illinois. Net sales proceeds aggregating $21,482,000 exceeded the property’s carrying value by $351,000. On October 27, 2005, we sold a hotel located in Orlando, Florida. Net sales proceeds aggregating $54,820,000 exceeded the property’s carrying value by $20,851,000. The following is a summary of Income (loss) from discontinued operations for the three months and years ended December 31, 2005 and 2004 (in thousands):

	Three Months Ended December 31,		Years Ended December 31,
	2005	2004	2005	2004
Hotel operating revenue	$2,656	$8,415	$25,255	$29,799
Lease revenue	—	—	—	257

Total revenues	2,656	8,415	25,255	30,056

Operating costs and expenses	2,007	6,214	18,130	22,562
Impairment losses on goodwill and hotel property	—	12,675	—	12,675
Depreciation and amortization	—	1,062	2,782	4,188

Total operating costs and expenses	2,007	19,951	20,912	39,425

Operating income (loss)	649	(11,536)	4,343	(9,369)

Interest expense	(231)	(397)	(1,607)	(2,964)
Interest income	3	5	16	15
Loss on early extinguishment of debt	(543)	—	(543)	(1,060)
Other expense	(2)	(19)	(35)	(19)
Gain on sale of assets	21,202	—	21,202	75,982
Minority interests	(3,358)	2,831	(3,888)	2,838

Income (loss) from discontinued operations	$17,720	$(9,116)	$19,488	$65,423

Supplemental Financial Information

December 31, 2005

Non-GAAP Financial Measures

In addition to REIT hotel income, six other non-GAAP financial measures are presented for the Company that we believe are useful to investors as key measures of our operating performance: Funds from Operations (FFO); Fully Converted FFO; and Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Adjusted EBITDA; and Comparable EBITDA. Reconciliation of these measures to net income (loss) available to common shareholders, the most directly comparable GAAP measure, is set forth in the following tables.

We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance that would not have certain drawbacks associated with net income (loss) under GAAP. NAREIT defines FFO as net income (loss) (computed in accordance with GAAP) excluding gains or (losses) from sales of property plus real estate-related depreciation and amortization, and after adjustments for our portion of these items related to unconsolidated partnerships and joint ventures. We also present Fully Converted FFO, which is FFO plus convertible debt interest expense and minority interest expense on convertible minority interests. We also present Comparable FFO, which is Fully Converted FFO excluding the impact of any gains or losses on early extinguishment of debt and impairment losses. We believe that the presentation of FFO, Fully Converted FFO and Comparable FFO provides useful information to investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization.

EBITDA represents net income (loss) available to common shareholders excluding: (i) interest expense, (ii) income tax expense, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; and (iii) depreciation and amortization. EBITDA also excludes interest expense, income tax expense and depreciation and amortization of our equity method investments. EBITDA for 2005 and 2004 is presented on a full participation basis, which means we have assumed conversion of all operating partnership minority interests into the Company’s common shares. We believe this treatment of minority interest provides more useful information for management and our investors and appropriately considers our current capital structure. We also present Adjusted EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks. We also present Comparable EBITDA, which eliminates the effect of gains or losses on sales of assets and early extinguishment of debt and impairment losses. We believe EBITDA, Adjusted EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA, Adjusted EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.

We caution investors that amounts presented in accordance with our definitions of FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA should not be considered as an alternative measure of our net income (loss) or operating performance. FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. Below, we have provided a quantitative reconciliation of FFO, Fully Converted FFO, Comparable FFO, EBITDA, Adjusted EBITDA and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (loss) available to common shareholders, and provide an explanatory description by footnote of the items excluded from FFO, Fully Converted FFO, EBITDA and Adjusted EBITDA. Prior year amounts have been adjusted to conform to the current year presentation of a fully converted basis.

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

Reconciliation of Net Income (Loss) Available to Common Shareholders to

EBITDA, Adjusted EBITDA and Comparable EBITDA

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2005	2004	2005	2004
Net income (loss) available to common shareholders	$14,006	$(9,418)	$23,507	$13,333
Depreciation and amortization - continuing operations	13,568	9,591	49,824	57,275
Depreciation and amortization - discontinued operations	—	1,062	2,782	4,188
Interest expense - continuing operations	8,611	7,084	36,142	62,191
Interest expense - discontinued operations	231	397	1,607	2,964
Income taxes - continuing operations	(1,064)	4,055	1,298	4,815
Mexican asset tax refund	—	(2,427)	—	(2,427)
Minority interests	3,057	(2,914)	7,396	(4,831)
Adjustments from unconsolidated affiliates	1,031	1,064	4,166	5,672
Preferred shareholder dividend	2,125	—	6,753	—

EBITDA (a)	41,565	8,494	133,475	143,180
Realized portion of deferred gain on sale leasebacks	(1,061)	(1,058)	(4,355)	(2,180)

Adjusted EBITDA (a)	40,504	7,436	129,120	141,000
Gain on sale of assets - discontinued operations	(21,202)	—	(21,202)	(75,982)
Loss (gain) on early extinguishment of debt - continuing operations	7,572	(29)	7,572	20,874
Loss on early extinguishment of debt - discontinued operations	543	—	543	1,060
Impairment losses - discontinued operations	—	12,675	—	12,675

Comparable EBITDA	$27,417	$20,082	$116,033	$99,627

(a)	EBITDA and Adjusted EBITDA have not been adjusted for the following amounts included in net income (loss) available to common shareholders because these gains (losses) have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands).

•	Loss (gain) on early extinguishment of debt from continuing operations amounted to $7,572 and $(29) for the three months ended December 31, 2005 and 2004, respectively, and $7,572 and $20,874 for the years ended December 31, 2005 and 2004, respectively.

•	Loss on early extinguishment of debt from discontinued operations amounted to $543 and $0 for the three months ended December 31, 2005 and 2004, respectively, and $543 and $1,060 for years ended December 31, 2005 and 2004, respectively.

•	Gain on sale of assets from discontinued operations amounted to $21,202 and $0 for the three months ended December 31, 2005 and 2004, respectively, and $21,202 and $75,982 for the years ended December 31, 2005 and 2004, respectively.

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

Reconciliation of Net Income (Loss) Available to Common Shareholders to

Funds From Operations (FFO), FFO - Fully Converted and Comparable FFO

(in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2005	2004	2005	2004
Net income (loss) available to common shareholders	$14,006	$(9,418)	$23,507	$13,333
Depreciation and amortization - continuing operations	13,568	9,591	49,824	57,275
Depreciation and amortization - discontinued operations	—	1,062	2,782	4,188
Gain on sale of assets - continuing operations	—	—	(42)	—
Gain on sale of assets - discontinued operations	(21,202)	—	(21,202)	(75,982)
Realized portion of deferred gain on sale leasebacks	(1,061)	(1,058)	(4,355)	(2,180)
Deferred tax expense on realized portion of deferred gain on sale leasebacks	312	335	1,307	657
Minority interests adjustments	(2,244)	(2,642)	(10,546)	(5,573)
Adjustments from unconsolidated affiliates	522	494	2,096	3,174

FFO (a)	3,901	(1,636)	43,371	(5,108)
Convertible debt interest expense	—	—	—	4,105
Convertible minority interests	5,301	(271)	17,942	743

FFO - Fully Converted (a)	9,202	(1,907)	61,313	(260)
Loss (gain) on early extinguishment of debt - continuing operations	7,572	(29)	7,572	20,874
Loss on early extinguishment of debt - discontinued operations	543	—	543	1,060
Impairment losses - discontinued operations	—	12,675	—	12,675

Comparable FFO	$17,317	$10,739	$69,428	$34,349

(a)	FFO and Fully Converted FFO have not been adjusted for the following amounts included in net income (loss) available to common shareholders because these gains (losses) have either occurred during the prior two years or are reasonably likely to occur within two years (in thousands).

•	Loss (gain) on early extinguishment of debt from continuing operations amounted to $7,572 and $(29) for the three months ended December 31, 2005 and 2004, respectively, and $7,572 and $20,874 for the years ended December 31, 2005 and 2004, respectively.

•	Loss on early extinguishment of debt from discontinued operations amounted to $543 and $0 for the three months ended December 31, 2005 and 2004, respectively, and $543 and $1,060 for the years ended December 31, 2005 and 2004, respectively.

Supplemental Financial Information

December 31, 2005

Debt Summary

(dollars in thousands)

Debt	Encumbered Hotels	Interest Rate		Spread over LIBOR	Loan Amount	Maturity Date
Bank Credit Facility	7	5.66	% (a)	150 bp	$26,000	Nov. 2009
CMBS Floating Rate II	8	5.22%		85 bp	220,000	Nov. 2007
CMBS Fixed Rate	3	5.43%		Fixed	204,462	July 2011
InterContinental Floating Rate	2	6.12%		175 bp	202,000	April 2007
Other Debt	1	7.29%		300 bp	6,918	May 2014

					$659,380

(a)	Represents the weighted average interest rate for the period from November 9, 2005 to December 31, 2005.

Caps	LIBOR Cap Rate	Notional Amount	Maturity
CMBS Floating Rate II Cap	8.50%	$350,000	Nov. 2007

Swaps	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
Swap A	3.62%	$96,000	June 2007
Swap B	4.59%	$75,000	April 2012
Swap C	4.42%	$75,000	April 2010
Swap D	4.12%	$50,000	June 2012

At December 31, 2005, future scheduled debt principal payments (including extension option) are as follows:

Years ended December 31,	Amounts (in thousands)
2006	$2,685
2007	3,067
2008	3,209
2009	3,421
2010	451,614
Thereafter	195,384

Total	$659,380

Financing transactions in 2005:

On March 22, 2005, we amended the interest rate on the bank credit facility. Prior to the amendment, interest was payable monthly at either a base rate plus a spread of 2.50% or LIBOR plus a spread of 3.75%. Subsequent to the amendment, interest is payable monthly at either a base rate plus a spread of 1.70% or LIBOR plus a spread of 2.95%.

On April 1, 2005, the joint ventures (the Ventures) that own the InterContinental Chicago and Miami hotels completed three mortgage loan financings with German American Capital Corporation (GACC). Aggregate proceeds from these financings amounted to $202 million.

As required by the loan agreements described above, the Ventures purchased interest rate caps with notional amounts covering the entire $202 million of the floating rate notes. Concurrent with the purchase of the interest rate caps described above, SHC Funding entered into an agreement to sell caps with notional amounts of $202 million.

On April 12, 2005, we executed $150 million in corporate interest rate swap agreements and on June 7, 2005, we executed an additional $50 million corporate interest rate swap agreement.

On July 28, 2005, we signed an agreement to increase the bank credit facility from $120 million to $175 million.

On November 9, 2005, we completed a $350 million floating rate commercial mortgage-backed securities (CMBS) financing with GACC. Initial funding of $220 million was received on November 9, 2005 and secondary draws of up to $130 million will be received within twelve months after closing. Proceeds from this financing, together with available cash, were used to retire the remaining principal on the floating rate loan that was entered into on June 29, 2004 and amended on August 24, 2004.

On November 9, 2005, we also entered into a new bank credit agreement with a group of lenders led by Deutsche Bank Securities Inc. and Wachovia Capital Markets, LLC. This new agreement provides for a $125 million revolving loan and replaced the previous agreement that was entered into on June 29, 2004.

Supplemental Financial Information

December 31, 2005

PORTFOLIO DATA

Portfolio at December 31, 2005

Hotel	Location	Number of Rooms	% of Total Rooms	% of 2005 Property EBITDA
United States:
InterContinental Chicago (a)	Chicago, IL	807	11%	16%
Hyatt Regency Phoenix	Phoenix, AZ	696	9%	7%
Fairmont Chicago (b)	Chicago, IL	692	9%	5%
InterContinental Miami (a)	Miami, FL	641	8%	5%
Hilton Burbank Airport and Convention Center	Burbank, CA	488	6%	7%
Marriott Rancho Las Palmas Resort	Rancho Mirage, CA	444	6%	2%
Hyatt Regency La Jolla at Aventine	La Jolla, CA	419	6%	7%
Marriott Lincolnshire Resort	Lincolnshire, IL	390	5%	5%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	12%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	7%

Total United States		5,180	68%	73%

Mexican:
Four Seasons Mexico City	Mexico City, Mexico	240	3%	4%
Four Seasons Punta Mita Resort	Punta Mita, Mexico	140	2%	11%

Total Mexican		380	5%	15%

European:
InterContinental Prague (c)	Prague, Czech Republic	372	5%	4%
Marriott Hamburg (d)	Hamburg, Germany	277	4%	N/A
Paris Marriott Champs Elysees (e)	Paris, France	192	3%	N/A

Total European		841	12%	4%

Assets Under Redevelopment:
Hyatt Regency New Orleans (f)	New Orleans, LA	1,184	15%	8%

		7,585	100%	100%

(a)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes. We have included the results of these hotels in the percentage of Property EBITDA calculation above only for our period of ownership.
(b)	On September 1, 2005, we purchased the Fairmont Chicago for $158.0 million. We have included the results of this hotel in the percentage of Property EBITDA calculation above only for our period of ownership.
(c)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in other income (expenses), net in our consolidated statements of operations. The percentage of Property EBITDA above has been calculated based on our 35% ownership.
(d)	On March 1, 2004, we acquired the 65% interest we did not previously own in the joint venture that leases the Hamburg Marriott. On June 29, 2004, we eliminated the collateralized guarantee on the sale leaseback related to the property and no longer treat the transaction as a financing. Accordingly, a sale of the Hamburg Marriott was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense. Since we only have a leasehold interest in this property, we have not included it in the percentage of Property EBITDA calculation above.
(e)	On June 29, 2004, we eliminated the collateralized guarantee related to the Paris Marriott Champs Elysees and no longer treat the transaction as a financing. Accordingly, a sale of the Paris Marriott Champs Elysees was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. SHCI eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense. Since we only have a leasehold interest in this property, we have not included it in the percentage of Property EBITDA calculation above.
(f)	In August 2005, a hurricane caused substantial damage to the Hyatt Regency New Orleans property. The hurricane damage also caused significant interruption to the business and the hotel has ceased significant operations. The property is currently under redevelopment. For purposes of the analysis above, the number of rooms represents fully operational rooms prior to the hurricane.

Supplemental Financial Information

Four Quarters Ended December 31, 2005

Seasonality by Geographic Region

Same store revenues have been adjusted to show hotel performance on a comparable quarter-over-quarter basis. Adjustments include (i) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August; (ii) exclusion of Marriott Schaumburg and Embassy Suites Lake Buena Vista Resort as these properties were sold in the fourth quarter of 2005 and their results of operations were reclassified to discontinued operations; and (iii) presentation of the European hotels without regard to either ownership structure or leaseholds. Acquisition properties and the related dates of purchase are as follows: InterContinental Chicago and InterContinental Miami (April 1, 2005), and Fairmont Chicago (September 1, 2005).

United States Hotels (as of December 31, 2005)

Acquisition property revenues - 3 Properties and 2,140 Rooms

Same store property revenues - 7 Properties and 3,040 Rooms

	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	Total
Acquisition property revenues	$—	$28,664	$31,964	$44,027	$104,655
Same store property revenues	67,237	67,093	63,468	71,883	269,681

Total revenues	$67,237	$95,757	$95,432	$115,910	$374,336
Same store seasonality %	24.9%	24.9%	23.5%	26.7%	100.0%

Mexican Hotels (as of December 31, 2005)
Same store property revenues - 2 Properties and 380 Rooms

	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	Total
Same store property revenues	$17,085	$15,990	$12,646	$15,891	$61,612
Same store seasonality %	27.7%	26.0%	20.5%	25.8%	100.0%

Total North American Hotels (as of December 31, 2005)

Acquisition property revenues - 3 Properties and 2,140 Rooms Same store property revenues - 9 Properties and 3,420 Rooms

	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	Total
Acquisition property revenue	$—	$28,664	$31,964	$44,027	$104,655
Same store property revenue	84,322	83,083	76,114	87,774	331,293

Total revenues	$84,322	$111,747	$108,078	$131,801	$435,948
Same store seasonality %	25.5%	25.1%	23.0%	26.4%	100.0%

European Hotels (as of December 31, 2005)
Same store property revenues - 3 Properties and 841 Rooms

	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	Total
Same store property revenues	$16,708	$23,179	$23,582	$18,923	$82,392
Same store seasonality %	20.3%	28.1%	28.6%	23.0%	100.0%

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

Operating Statistics by Geographic Region

Operating results have been adjusted to show hotel performance on a comparable period basis. Adjustments include (i) exclusion of the seven properties distributed out of the Company in connection with the IPO; (ii) exclusion of InterContinental Chicago, InterContinental Miami and Fairmont Chicago’s partial year results; (iii) exclusion of Ritz-Carlton Half Moon Bay’s partial year results for the year to date analysis; (iv) exclusion of Hyatt Regency New Orleans due to a hurricane that ceased significant operations in August; (v) exclusion of Marriott Schaumburg and Embassy Suites Lake Buena Vista Resort as these properties were sold in the fourth quarter of 2005 and their results of operations were reclassified to discontinued operations; and (vi) presentation of the European hotels without regard to either ownership structure or leaseholds.

United States Hotels (as of December 31, 2005)

	7 Properties				6 Properties
	3,040 Rooms				2,779 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$166.70	$162.39	2.7%		$156.30	$148.04	5.6%
Average Occupancy	65.8%	62.8%	3.0	pts	71.2%	68.4%	2.8	pts
RevPAR	$109.75	$101.95	7.7%		$111.24	$101.32	9.8%
Total RevPAR	$242.63	$219.16	10.7%		$215.81	$197.22	9.4%
Property EBITDA Margin	18.6%	17.7%	0.9	pts	22.3%	20.9%	1.4	pts

Mexican Hotels (as of December 31, 2005)

	2 Properties				2 Properties
	380 Rooms				380 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$383.37	$360.35	6.4%		$369.90	$349.71	5.8%
Average Occupancy	70.0%	68.7%	1.3	pts	70.4%	67.7%	2.7	pts
RevPAR	$268.22	$247.40	8.4%		$260.47	$236.68	10.1%
Total RevPAR	$454.54	$430.89	5.5%		$444.21	$401.11	10.7%
Property EBITDA Margin	27.8%	32.5%	(4.7	) pts	30.1%	31.1%	(1.0	) pts

Total North American Hotels (as of December 31, 2005)

	9 Properties				8 Properties
	3,420 Rooms				3,159 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$190.84	$184.95	3.2%		$181.78	$171.99	5.7%
Average Occupancy	66.3%	63.4%	2.9	pts	71.1%	68.3%	2.8	pts
RevPAR	$126.47	$117.26	7.9%		$129.21	$117.55	9.9%
Total RevPAR	$264.99	$241.44	9.8%		$243.31	$221.67	9.8%
Property EBITDA Margin	20.2%	20.5%	(0.3	) pts	24.0%	23.1%	0.9	pts

Supplemental Financial Information

Three Months and Years Ended December 31, 2005 and 2004

European Hotels (as of December 31, 2005)

	3 Properties				3 Properties
	841 Rooms				841 Rooms

	Three Months Ended December 31,				Years Ended December 31,
	2005	2004	Change		2005	2004	Change
Average Daily Rate	$206.77	$224.13	(7.7)%		$238.67	$229.37	4.1%
Average Occupancy	80.0%	79.1%	0.9	pts	80.1%	80.6%	(0.5	) pts
RevPAR	$165.50	$177.23	(6.6)%		$191.16	$184.86	3.4%
Total RevPAR	$244.55	$258.47	(5.4)%		$278.53	$259.92	7.2%
Property EBITDA Margin	38.3%	35.8%	2.5	pts	40.6%	40.4%	0.2	pts

Supplemental Financial Information

Years Ended December 31, 2005, 2004 and 2003

Selected Financial and Operating Information by Property (In Thousands, Except Operating Information)

The following tables present selected financial and operating information by property for the years ended December 31, 2005, 2004 and 2003. Property EBITDA reflects property net operating income plus depreciation and amortization.

	December 31,
	2005	2004	2003
INTERCONTINENTAL CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$52,164	N/A	N/A
Property EBITDA	$18,299	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the full year of 2005, average occupancy was 72.9%, ADR was $182.50, RevPAR was $133.03 and Total RevPAR was $207.70. For the full year of 2004, average occupancy was 71.5%, ADR was $166.15, RevPAR was $118.86 and Total RevPAR was $188.80):

Rooms	807	N/A	N/A
Average occupancy	79.5%	N/A	N/A
ADR	$190.46	N/A	N/A
RevPAR	$151.43	N/A	N/A
Total RevPAR	$235.05	N/A	N/A

HYATT REGENCY PHOENIX
Selected Financial Information:
Total revenues	$36,169	$36,234	$34,392
Property EBITDA	$8,911	$10,095	$9,974

Selected Operating Information:
Rooms	696	712	712
Average occupancy	64.9%	64.7%	59.7%
ADR	$133.31	$134.37	$136.33
RevPAR	$86.58	$86.97	$81.34
Total RevPAR	$142.38	$139.04	$132.34

FAIRMONT CHICAGO
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$22,654	N/A	N/A
Property EBITDA	$6,357	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the full year of 2005, average occupancy was 73.0%, ADR was $189.49, RevPAR was $138.36 and Total RevPAR was $238.43. For the full year of 2004, average occupancy was 67.2%, ADR was $175.20, RevPAR was $117.75 and Total RevPAR was $204.65):

Rooms	692	N/A	N/A
Average occupancy	72.8%	N/A	N/A
ADR	$213.79	N/A	N/A
RevPAR	$155.63	N/A	N/A
Total RevPAR	$268.63	N/A	N/A

Supplemental Financial Information

Years Ended December 31, 2005, 2004 and 2003

	December 31,
	2005	2004	2003
INTERCONTINENTAL MIAMI
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$29,837	N/A	N/A
Property EBITDA	$6,439	N/A	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the full year of 2005, average occupancy was 72.0%, ADR was $154.04, RevPAR was $110.89 and Total RevPAR was $190.62. For the full year of 2004, average occupancy was 63.8%, ADR was $137.46, RevPAR was $87.76 and Total RevPAR was $159.21):

Rooms	641	N/A	N/A
Average occupancy	67.6%	N/A	N/A
ADR	$143.46	N/A	N/A
RevPAR	$97.02	N/A	N/A
Total RevPAR	$169.26	N/A	N/A
HILTON BURBANK AIRPORT AND CONVENTION CENTER
Selected Financial Information:
Total revenues	$28,459	$23,227	$21,700
Property EBITDA	$8,865	$6,094	$5,730

Selected Operating Information:
Rooms	488	488	488
Average occupancy	73.7%	61.9%	61.1%
ADR	$123.26	$114.56	$112.47
RevPAR	$90.87	$70.92	$68.70
Total RevPAR	$159.77	$130.04	$121.83

MARRIOTT RANCHO LAS PALMAS RESORT
Selected Financial Information:
Total revenues	$34,745	$32,815	$34,373
Property EBITDA	$2,511	$1,791	$3,240

Selected Operating Information:
Rooms	444	444	444
Average occupancy	67.9%	67.3%	68.0%
ADR	$151.22	$142.28	$143.66
RevPAR	$102.67	$95.74	$97.70
Total RevPAR	$214.98	$203.04	$212.68

HYATT REGENCY LA JOLLA AT AVENTINE
Selected Financial Information:
Total revenues	$38,077	$34,158	$33,280
Property EBITDA	$8,247	$6,667	$7,738

Selected Operating Information:
Rooms	419	419	419
Average occupancy	76.4%	74.2%	69.0%
ADR	$163.83	$152.57	$155.73
RevPAR	$125.10	$113.14	$107.47
Total RevPAR	$248.98	$222.74	$217.61

Supplemental Financial Information

Years Ended December 31, 2005, 2004 and 2003

	December 31,
	2005	2004	2003
MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$38,474	$36,947	$36,725
Property EBITDA	$6,259	$5,287	$5,550

Selected Operating Information:
Rooms	390	390	390
Average occupancy	66.7%	68.7%	65.6%
ADR	$121.57	$112.49	$112.95
RevPAR	$81.14	$77.23	$74.08
Total RevPAR	$271.18	$260.26	$258.70

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$42,784	$37,922	$33,041
Property EBITDA	$13,921	$12,076	$9,059

Selected Operating Information:
Rooms	342	342	342
Average occupancy	83.1%	79.7%	70.3%
ADR	$263.34	$244.00	$236.58
RevPAR	$218.81	$194.53	$166.22
Total RevPAR	$342.74	$302.96	$264.69

RITZ-CARLTON HALF MOON BAY
Selected Financial Information (This table includes financial information only for our period of ownership):
Total revenues	$50,973	$18,202	N/A
Property EBITDA	$8,508	$2,823	N/A

Selected Operating Information (This table includes statistical information only for our period of ownership. For the year ended December 31, 2004, average occupancy was 64.0%, ADR was $315.59, RevPAR was $202.08 and Total RevPAR was $487.33 ):

Rooms	261	261	N/A
Average occupancy	67.4%	67.9%	N/A
ADR	$328.99	$319.11	N/A
RevPAR	$221.71	$216.84	N/A
Total RevPAR	$535.07	$536.46	N/A

HYATT REGENCY NEW ORLEANS

Selected Financial Information (For purposes of comparison, we have provided financial information for this property as if the hotel was subject to a management agreement (it was on a lease prior to June 2004)):

Total revenues	$40,011	$59,101	$63,143
Property EBITDA	$9,790	$16,964	$20,149

Selected Operating Information (The number of rooms for the year ended December 31, 2005 was calculated using an average rate assuming no rooms were in use for September through December due to the hurricane):

Rooms	779	1,184	1,184
Average occupancy	59.9%	62.3%	65.0%
ADR	$139.79	$141.14	$142.75
RevPAR	$83.80	$87.92	$92.79
Total RevPAR	$140.80	$136.38	$146.11

Supplemental Financial Information

Years Ended December 31, 2005, 2004 and 2003

	December 31,
	2005	2004	2003
FOUR SEASONS MEXICO CITY
Selected Financial Information:
Total revenues	$22,777	$22,274	$22,297
Property EBITDA	$4,941	$5,883	$5,550

Selected Operating Information:
Rooms	240	240	240
Average occupancy	64.7%	63.3%	63.2%
ADR	$220.72	$217.62	$216.92
RevPAR	$142.86	$137.69	$137.05
Total RevPAR	$260.01	$253.57	$254.53

FOUR SEASONS PUNTA MITA RESORT
Selected Financial Information:
Total revenues	$38,835	$33,512	$29,654
Property EBITDA	$13,623	$11,458	$9,691

Selected Operating Information:
Rooms	140	140	140
Average occupancy	80.2%	75.2%	68.0%
ADR	$576.34	$540.10	$528.85
RevPAR	$462.10	$406.39	$359.83
Total RevPAR	$759.98	$654.02	$580.31

Supplemental Financial Information

Years Ended December 31, 2005, 2004 and 2003

	December 31,
	2005	2004	2003
INTERCONTINENTAL PRAGUE
Selected Financial Information (Amounts below are 100% of operations, of which SHCI owns 35%):
Total revenues	$33,609	$32,866	$28,010
Property EBITDA	$15,364	$15,028	$13,845

Selected Operating Information:
Rooms	372	372	372
Average Occupancy	80.1%	80.4%	73.5%
ADR	$198.93	$195.21	$181.39
RevPAR	$159.31	$156.87	$133.36
Total RevPAR	$247.53	$241.39	$206.29

MARRIOTT HAMBURG
Selected Financial Information (Amounts below are 100% of operations, of which SHCI owned 35% through March 2004):
Total revenues	$17,183	$17,683	$16,186
Property EBITDA	$5,005	$4,906	$4,522

Selected Operating Information:
Rooms	277	277	277
Average occupancy	78.8%	79.8%	78.7%
ADR	$146.42	$149.05	$133.00
RevPAR	$115.39	$118.93	$104.63
Total RevPAR	$169.95	$174.42	$160.09

PARIS MARRIOTT CHAMPS ELYSEES
Selected Financial Information:
Total revenues	$31,600	$29,455	$27,614
Property EBITDA	$13,091	$12,366	$11,980

Selected Operating Information:
Rooms	192	192	192
Average occupancy	82.0%	82.2%	82.0%
ADR	$441.84	$406.54	$384.07
RevPAR	$362.18	$334.19	$315.12
Total RevPAR	$450.91	$419.16	$394.04

Supplemental Financial Information

Years Ended December 31, 2005, 2004 and 2003

Reconciliation of Property EBITDA to EBITDA

(in thousands)

	2005		Years Ended December 31, 2004		2003
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Hyatt Regency New Orleans	$9,790	$9,790	$16,964	$16,964	$20,149	$20,149
InterContinental Chicago (a)	18,299	18,299	—	—	—	—
Hyatt Regency Phoenix	8,911	8,911	10,095	10,095	9,974	9,974
Fairmont Chicago (b)	6,357	6,357	—	—	—	—
InterContinental Miami (a)	6,439	6,439	—	—	—	—
Hilton Burbank Airport and Convention Center	8,865	8,865	6,094	6,094	5,730	5,730
Marriott Rancho Las Palmas Resort	2,511	2,511	1,791	1,791	3,240	3,240
Hyatt Regency La Jolla at Aventine	8,247	8,247	6,667	6,667	7,738	7,738
Marriott Lincolnshire Resort	6,259	6,259	5,287	5,287	5,550	5,550
Loews Santa Monica Beach Hotel	13,921	13,921	12,076	12,076	9,059	9,059
Ritz-Carlton Half Moon Bay (c)	8,508	8,508	2,823	2,823	—	—
Four Seasons Mexico City	4,941	4,941	5,883	5,883	5,550	5,550
Four Seasons Punta Mita Resort	13,623	13,623	11,458	11,458	9,691	9,691
InterContinental Prague (d)	15,364	—	15,028	—	13,845	—
Marriott Hamburg (e)	5,005	135	4,906	1,455	4,522	—
Paris Marriott Champs Elysees (f)	13,091	2,888	12,366	6,931	11,980	11,713

	$150,131	$119,694	$111,438	$87,524	$107,028	$88,394

Adjustments:
Distributed Property EBITDA (see note on page 7)		$—		$28,387		$55,149
Corporate expenses		(21,023)		(28,845)		(21,912)
Interest income		2,117		1,255		2,606
Loss on early extinguishment of debt		(7,572)		(20,874)		(13,121)
Other income (expenses), net		8,359		549		(7,581)
Income taxes		—		2,427		551
Mexican asset tax refund		—		(2,427)		—
Income from discontinued operations (excluding minority interest)		23,376		62,585		25,432
Depreciation and amortization - discontinued operations		2,782		4,188		9,414
Interest expense - discontinued operations		1,607		2,964		9,684
Adjustments from unconsolidated affiliates		4,166		5,672		3,165
Other adjustments		(31)		(225)		—

EBITDA		$133,475		$143,180		$151,781

(a)	On April 1, 2005, we purchased an 85% controlling interest in the joint ventures that own the InterContinental Chicago and Miami hotels. We consolidate these hotels for reporting purposes. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(b)	On September 1, 2005, we purchased the Fairmont Chicago for $158.0 million. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(c)	On August 24, 2004, we purchased the Ritz Carlton Half Moon Bay for $123.2 million. We have included the results of this hotel in Property EBITDA above for our period of ownership.
(d)	We have a 35% interest in the joint venture that owns the InterContinental Prague and account for our investment under the equity method of accounting. Our equity in earnings of the hotel joint venture is included in other income (expenses), net in our consolidated statements of operations.
(e)	On March 1, 2004, we acquired the 65% interest we did not previously own in the joint venture that leases the Hamburg Marriott. On June 29, 2004, we eliminated the collateralized guarantee on the sale leaseback related to the property and no longer treat the transaction as a financing. Accordingly, a sale of the Hamburg Marriott was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. We eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense.
(f)	On June 29, 2004, we eliminated the collateralized guarantee related to the Paris Marriott Champs Elysees and no longer treat the transaction as a financing. Accordingly, a sale of the Paris Marriott Champs Elysees was recorded and the leaseback has now been recorded as an operating lease as of June 29, 2004. We eliminated the finance obligation on the consolidated balance sheet and now records lease expense instead of mortgage interest and depreciation expense.